SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 29, 2004

                        Commission File Number 000-49735

                ------------------------------------------------

                           INTRAOP MEDICAL CORPORATION
                ------------------------------------------------
        (Exact name of Small Business Issuer as specified in its charter)


           Nevada                                       87-0642947
------------------------------------     ---------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

      7408 Comstock Circle
      Salt Lake City, Utah                                84121


         Mailing Address
         ---------------
          P.O. Box 9301
       Salt Lake City, Utah                               84109
------------------------------------     ---------------------------------------
(Address of principal executive offices)                (Zip Code)

                      Issuer's telephone number, including
                             area code: 801-943-2345
                ------------------------------------------------

                           (DIGITALPREVIEWS.COM, INC.)
                ------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

Exhibit 99.1, attached hereto and incorporated herein by reference, is a press release dated June 29, 2004, stating that Intraop Medical Corporation and Intraop Medical Inc. have agreed to extend merger discussions until July 31, 2004.

Item 7 (c). Material Agreements.

Exhibit 10.1, attached hereto and incorporated herein by reference, is a copy of "Amendment to Agreement and Plan of Reorganization By And Among Intraop Medical Incorporated and Intraop Medical Corporation" regarding extension of merger discussions between the parties until July 31, 2004.

Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.)

  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2004





                                           By: /s/ David Shamy
                                           ----------------------------
                                           David Shamy
                                           President



                                  End of Filing